Description of Business and Liquidity (Details Narrative) (10K)	12 Months Ended
Dec. 31, 2016 USD ($)
Accounting Policies [Abstract]
Description of acquired entity	The merger consideration for the Acquisition consisted of 533,334 shares of Eurocan’s common stock. In addition, certain of Eurocan’s stockholders cancelled an aggregate of 415,167 shares of Eurocan’s common stock held by them. As a result, on October 31, 2014, Eurocan had 666,667 shares of common stock issued and outstanding, of which 533,334 shares were held by the former members of the LLC.
Other income included in other income (expense)	$ 52,890